Exhibit 10.9

DATED 28th January 2025

Splendid Wealth Investments Limited

(as Seller A)
and

New Jumbo Global Limited

(as Seller B)

and

THE PERSONS NAMED IN SCHEDULE 1

(as Purchasers)

SALE AND PURCHASE AGREEMENT

relating to the
shares in

C&K Jewellery Limited

THIS AGREEMENT is dated                          28th January 2025                              and is made

BETWEEN

(1)	Splendid Wealth Investments Limited, a company incorporated in the British Virgin Islands, the registered office of which is at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (“Seller A”);

(2)	New Jumbo Global Limited, a company incorporated in the British Virgin Islands, the registered office of which is at Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands (“Seller B”); and

(3)	THE PERSONS whose names and correspondence addresses are set out in Schedule 1 hereto (each a “Purchaser” and collectively the “Purchasers”);

WHEREAS:

(A)	C&K Jewellery Limited (the “Company”) is a company with limited liability incorporated in Hong Kong. Further particulars of the Company are set out in Schedule 2.

(B)	Seller A is the beneficial owner of 80,000 ordinary shares in the capital of the Company (the “Sale A Shares”), constituting 80% of all the issued shares of the Company as at the date of this Agreement.

(C)	Seller B is the beneficial owner of 20,000 ordinary share in the capital of the Company (the “Sale B Shares”), constituting 20% of all the issued shares of the Company as at the date of this Agreement.

(D)	Seller A and Seller B have agreed to sell to the Purchasers Sale A Shares and Sale B Shares (collectively, the “Sale Shares”) and the Purchasers have agreed to purchase the Sale Shares subject to and upon the relevant terms and conditions of this Agreement.

NOW IT IS HEREBY AGREED as follows:

1.	INTERPRETATION

1.1	In this Agreement, including the Recitals hereto, the following expressions shall have the following meanings except where the context otherwise requires:

“Completion”	completion of the sale and purchase of the Sale Shares in accordance with the provisions of Clause 4;

“Hong Kong”	the Hong Kong Special Administrative Region of the People’s Republic of China

“Sale A Shares”	shall have the meaning ascribed to it in Recital (B);

“Sale B Shares”	shall have the meaning ascribed to it in Recital (C);

“Sale Shares”	shall have the meaning ascribed to it in Recital (D); and

1.2	In this Agreement:

(a)	references to Clauses and Schedules are to clauses in and schedules to this Agreement;

(b)	Schedules and Recitals form part of this Agreement;

(c)	reference to any statute, regulation or other statutory provision in this Agreement includes reference to such statute or regulation or provision as modified, consolidated or re-enacted from time to time;

(d)	words denoting the singular include the plural and vice versa, words denoting one gender include all genders, and words denoting persons include corporations and vice versa; and

(e)	headings are for ease of reference only and do not form part of this Agreement.

2.	SALE AND PURCHASE

2.1	Seller A shall sell the Sale A Shares to the Purchasers as set out below free from all charges, liens, encumbrances, equities or other third party claims or interests of any nature whatsoever and with all rights now and hereafter attaching thereto including without limitation the right to all dividends paid, declared or made in respect thereof:

Purchaser	Number of shares	Percentage Shareholding in the Company
CHENG Ka Ki	44,320	44.32%
CHENG Ka Man Carman	3,920	3.92%
CHENG Ka Wing	3,920	3.92%
CHENG Ka Fung	3,920	3.92%
YAN Sau Man Amy	3,920	3.92%
POON Tak Ching	3,920	3.92%
WONG Tai Chi	3,920	3.92%
YIU Pak To	3,920	3.92%
LEUNG Chun Ming	3,920	3.92%
HUNG Kwok Wing	3,120	3.12%
LUK Tat Ho Andy	1,200	1.20%
	80,000	80.00%

2.2	Seller B shall sell the Sale B Shares to [the Purchasers] as set out below free from all charges, liens, encumbrances, equities or other third party claims or interests of any nature whatsoever and with all rights now and hereafter attaching thereto including without limitation the right to all dividends paid, declared or made in respect thereof:

Purchaser	Number of shares	Percentage Shareholding in the Company
CHENG Ka Ki	11,080	11.08%
CHENG Ka Man Carman	980	0.98%
CHENG Ka Wing	980	0.98%
CHENG Ka Fung	980	0.98%
YAN Sau Man Amy	980	0.98%
POON Tak Ching	980	0.98%
WONG Tai Chi	980	0.98%
YIU Pak To	980	0.98%
LEUNG Chun Ming	980	0.98%
HUNG Kwok Wing	780	0.78%
LUK Tat Ho Andy	300	0.30%
	20,000	20.00%

2.3	Each of the Purchasers may nominate a third party (“Designated Transferee”) to receive their respective Sale Shares by written notice to the Sellers before completion. Such notice shall include the Designated Transferee’s name, address and proof of identity (in the case of an individual) or name, registered address and entity identification proof (in the case of an entity).

2.4	Each of Seller A and Seller B hereby waives, and undertakes to procure that any other person (including any other transferor of the legal interest in the Sale Shares) will waive any pre-emption or other similar rights it may have in relation to any of the Sale Shares whether under the articles of association of the Company or otherwise.

3.	CONSIDERATION

3.1	The consideration for the sale and purchase of the Sale Shares shall in aggregate be HKD18,000,000, the details of which are set out as follows:

Seller	Purchaser	Number of shares	Percentage Shareholding in the Company	Consideration
Seller A	CHENG Ka Ki	44,320	44.32%	HK$ 7,977,600
Seller A	CHENG Ka Man Carman	3,920	3.92%	HK$ 705,600
Seller A	CHENG Ka Wing	3,920	3.92%	HK$ 705,600
Seller A	CHENG Ka Fung	3,920	3.92%	HK$ 705,600
Seller A	YAN Sau Man Amy	3,920	3.92%	HK$ 705,600
Seller A	POON Tak Ching	3,920	3.92%	HK$ 705,600
Seller A	WONG Tai. Chi	3,920	3.92%	HK$ 705,600
Seller A	YIU Pak To	3,920	3.92%	HK$ 705,600
Seller A	LEUNG Chun Ming	3,920	3.92%	HK$ 705,600
Seller A	HUNG Kwok Wing	3,120	3.12%	HK$ 561,600
Seller A	LUK Tat Ho Andy	1,200	1.20%	HK$ 216,000

Seller B	CHENG Ka Ki	11,080	11.08%	HK$ 1,994,400
Seller B	CHENG Ka Man Carman	980	0.98%	HK$ 176,400
Seller B	CHENG Ka Wing	980	0.98%	HK$ 176,400
Seller B	CI-IENG Ka Fung	980	0.98%	HK$ 176,400
Seller B	YAN Sau Man Amy	980	0.98%	HK$ 176,400
Seller B	POON Tak Ching	980	0.98%	HK$ 176,400
Seller B	WONG Tai Chi	980	0.98%	HK$ 176,400
Seller B	YIU Pak To	980	0.98%	HK$ 176,400
Seller B	LEUNG Chun Ming	980	0.98%	HK$ 176,400
Seller B	HUNG Kwok Wing	780	0.78%	HK$ 140,400
Seller B	LUK Tat Ho Andy	300	0.30%	HK$ 54,000
		100,000	100%	HK$ 18,000,000

3.2	Each of the Purchasers hereby designate CHENG Ka Ki to pay their respective consideration for the relevant shares in the Company allocated to such Purchaser(s) under this Agreement. Notwithstanding the foregoing, the relevant Purchasers’ liability under this Agreement shall not be discharged, reduced, or otherwise affected by the designation of a paying agent. The Sellers may pursue the respective Purchasers for any unpaid amounts as if no designation had been made.

4.	COMPLETION

4.1	This Agreement shall be completed forthwith upon the signing of this Agreement at Hong Kong or at such other place or in any other manner as may be agreed between the parties.

4.2	On or before Completion, Seller A and Seller B shall procure that the board of directors of the Company pass resolutions:

(a)	to approve the registration of the transfer of the Sale Shares to the Purchasers or its nominee(s) in accordance with the terms and conditions of this Agreement; and

(b)	to deal with and resolve upon such other matters as the Purchaser shall reasonably require for the purposes of giving effect to the provisions of this Agreement.

4.3	At Completion, Seller A shall deliver or procure to be delivered to the Purchasers:

(a)	valid share certificate(s) for the Sale A Shares and, if any such certificate is not in the name of Seller A, evidence satisfactory to the Purchaser that the Sale A Shares is beneficially owned by Seller A;

(b)	valid instrument of transfer(s) duly executed by Seller A in relation to the Sale A Shares in favour of the relevant Purchaser and/or its nominee;

(c)	a certified true copy of the resolution of the board of directors of the Company referred to in Clause 4.2;

(d)	such other document and deeds relating to the transactions contemplated hereby as may be required by the relevant Purchaser.

4.4	At Completion, Seller B shall deliver or procure to be delivered to the Purchasers:

(a)	valid share certificate(s) for the Sale B Shares and, if any such certificate is not in the name of Seller B, evidence satisfactory to the relevant Purchaser that the Sale B Shares is beneficially owned by Seller B;

(b)	valid instrument(s) of transfer duly executed by Seller B in relation to the Sale B Shares in favour of the relevant Purchaser and/or its nominee;

(c)	a certified true copy of the resolution of the board of directors of the Company referred to in Clause 4.2;

(d)	such other document and deeds relating to the transactions contemplated hereby as may be required by the relevant Purchaser.

5.	FURTHER ASSURANCE

Each of the parties shall execute such documents and perform such further acts as the other(s) of them may require to vest effectively in the relevant parties the legal and beneficial ownership of the Sale Shares free from all charges, liens, encumbrances, equities and other adverse claims and interests and with all rights now and hereafter attaching thereto.

6.	GENERAL

6.1	This Agreement contains the entire agreement between the parties, and supersedes all previous agreements between the parties or any of them, in relation to the sale and purchase of the Sale Shares and the other matters referred to in this Agreement. There are no other representations, warranties, conditions or terms whatsoever applicable thereto whether express or implied. The parties acknowledge that no claim shall arise in respect of any agreement so superseded.

6.2	Any variation to this Agreement shall be binding only if recorded in a document signed by the parties thereto.

6.3	Time shall be of the essence of this Agreement but no failure by any party to exercise, and no delay on its part in exercising any right hereunder, will operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement (including a settlement with the Sellers) preclude any other or further exercise of it or the exercise of any right, or prejudice or affect any right against any person under the same liability whether joint, several or otherwise.

6.4	If any term in or provision of this Agreement shall be held to be illegal, invalid or unenforceable, in whole or in part, under any enactment or rule of law, the term or provision shall to that extent be deemed not to form part of this Agreement and the legality, validity and enforceability of the remainder of this Agreement shall not be affected.

6.5	The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law including, without limitation, all equitable remedies available, and in the event of default by one party, the other party or parties shall be entitled to seek specific performance of this Agreement in addition to or in lieu of damages.

6.6	This Agreement may be executed in any number of counterparts each of which when executed and delivered is an original, but all the counterparts together constitute the same document. Any of the Parties may execute this Agreement on a facsimile copy counterpart and deliver its signature and seal by facsimile.

6.7	No one other than the parties to this Agreement shall have any right to enforce any of its terms, whether under the Contracts (Rights of Third Parties) Ordinance (Chapter 623 of the Laws of Hong Kong) or otherwise.

7.	NOTICES

7.1	Any notice or other communication under or in connection with this Agreement shall be in writing and shall be left at or sent by pre-paid registered post (if posted from and to an address in Hong Kong), pre-paid registered airmail (if posted from or to an address outside Hong Kong) or email to the party due to receive the notice or communication at its respective address or email address set out below or to such other address and/or number(s) as may have been last specified by such party by written notice to the other party hereto.

To Seller A:

Address:	3309, 33/F Tower 5, The Gateway, 15 Canton Road, Tsimshatsui, Kowloon, Hong Kong

Attention:	Ms. CHENG Ka Ki

Email address:	phyllis.chan@cskyline.com.hk

To Seller B:

Address:	3309, 33/F Tower 5, The Gateway, 15 Canton Road, Tsimshatsui, Kowloon, Hong Kong

Attention:	Ms. CHENG Ka Ki

Email address:	phyllis.chan@cskyline.com.hk

To each of the Purchasers:

Address:	3309, 33/F Tower 5, The Gateway, 15 Canton Road, Tsimshatsui, Kowloon, Hong Kong

Attention:	Ms. CHENG Ka Ki

Email address:	phyllis.chan@cskyline.com.hk

7.2	In the absence of evidence of earlier receipt, a notice or other communication is deemed given:

(a)	if delivered personally, when left at the address referred to in Clause 7.1;

(b)	if sent by post except airmail, two days after posting;

(c)	if sent by airmail, six days after posting; and

(d)	if sent by e-mail, if the sender does not receive a message indicating that the e-mail has not been delivered within thirty (30) minutes of sending such an e-mail.

In proving the giving of a notice by post or airmail it shall be sufficient to prove that the envelope containing such notice was properly addressed and posted.

8.	STAMP DUTY

Any stamp duty payable on the transfer of the Sale Shares (if any) shall be borne by CHENG Ka Ki. [Note: To insert]

9.	GOVERNING LAW AND JURISDICTION

9.1	This Agreement shall be governed by and construed in accordance with the laws of Hong Kong and the parties irrevocably submit to the non-exclusive jurisdiction of the courts of Hong Kong in respect of this Agreement.

EXECUTION

IN WITNESS whereof this Agreement was entered into the day and year first above written.

Purchasers

CHENG Ka Ki

SIGNED
by ***CHENG Ka Ki***)
[redacted]) /s/ CHENG Ka Ki
)
in the presence of:)

CHENG Ka Man Carman

SIGNED
by ***CHENG Ka Man Carman***)
[redacted]) /s/ CHENG Ka Man Carman
)
in the presence of:)

CHENG Ka Wing

SIGNED
by ***CHENG Ka Wing***)
[redacted]) /s/ CHENG Ka Wing
)
in the presence of:)

CHENG Ka Fung

SIGNED
by ***CHENG Ka Fung***)
[redacted]) /s/ CHENG Ka Fung
)
in the presence of:)

YAN Sau Man Amy

SIGNED
by ***YAN Sau Man Amy***)
[redacted]) /s/ YAN Sau Man Amy
)
in the presence of:)

Purchasers

POON Tak Ching

SIGNED
by ***POON Tak Ching***
[redacted]
in the presence of:

)))) /s/ POON Tak Ching

WONG Tai Chi

SIGNED
by ***WONG Tai Chi***
[redacted]
in the presence of:

)))) /s/ WONG Tai Chi

YIU Pak To

SIGNED
by ***YIU Pak To***
[redacted]
in the presence of:

)))) /s/ YIU Pak To

LEUNG Chun Ming

SIGNED
by ***LEUNG Chun Ming***
[redacted]
in the presence of:

)))) /s/ LEUNG Chun Ming

HUNG Kwok Wing

SIGNED
by ***HUNG Kwok Wing***
[redacted]
in the presence of:

)))) /s/ HUNG Kwok Wing

LUK Tat Ho Andy

SIGNED
by ***LUK Tat Ho Andy***
[redacted]
in the presence of:

)))) /s/ LUK Tat Ho Andy

Seller A

SIGNED for and on behalf of	)	
Splendid Wealth Investments Limited	)	
by CHENG Ka Ki, director	)	/s/ CHENG Ka Ki
	)	
in the presence of:	)	

Seller B

SIGNED for and on behalf of	)	
New Jumbo Global Limited	)	
by CHENG Ka Ki, director	)	/s/ CHENG Ka Ki
	)	
in the presence of:	)

SCHEDULE 2
DETAILS OF THE COMPANY

Name of Company	:	C&K Jewellery Limited

Company number	:	BR 6685 4902

Date of incorporation	:	3 November 2016

Place of incorporation	:	Hong Kong

Registered office	:	3309-11, 33/F Tower 5, The Gateway, 15 Canton Road, Tsimshatsui, Kowloon, Hong Kong

Issued share capital	:	HKD100,000

Financial year end	:	31 March

Name	No. of shares	Shareholding percentage
Splendid Wealth Investments Limited	80,000	80%
New Jumbo Global Limited	20,000	20%

Director(s)	:	CHENG Ka Ki